House Lease Agreement

No: Vitup House Lease Agreement 2004-0988

Party A (Lessor): Wang Shubin

ID Card No: 220622196506270630

Address: No. 10-1-3-2 (03), Ming Ze Yuan, Dalian City, China

Party B (Lessee): Dalian Vitup Healthcare Management Co., Ltd

Address: No. 108-1, 108-2, Nanshan Road, Zhongshan District, Dalian

Whereas

Party A is willing to lease and Party B agrees to rent the house located at No. 108-1, 108-2, Nanshan Road, Zhongshan District, Dalian

Now therefore, both Party A and Party B have reached an agreement regarding to the abovementioned lease matter with terms and conditions as follows:

1.

The house situated at No. 108-1, 108-2, Nanshan Road, Zhongshan District, Dalian and with a floor space of 1200 square meters constitutes a three-tier frame-structured building (Hereinafter referred to as the “House”) and is owned by Party A.

2.

Party A agrees to lease the House to Party B for use as an office for business operation. The annual rental is RMB 100,000, and each year’s rental shall be settled by the end of that year. However, subject to a specific circumstance, Party A may collect the next year’s rental in advance.

3.

Both Party A and Party B agree that the lease term is fifteen years, commencing from the date of the execution of the House Lease Agreement herein.

4.

During the term of this Agreement, the two parties herein agree to adjust the rental of the House once every two years through consultation according to the then-current real estate market situation and business operation conditions of Party B.

5.

Upon the execution of this Agreement, the leased House shall be delivered for occupation by Party B, and all taxes, expenses or other relevant charges arising from the lease, occupation and use of the House shall be born by Party B.

6.

Both Party A and Party B shall bear the responsibility to observe the terms and conditions set forth above. In case that any party breach the agreement, the other party is entitled to file a civil lawsuit to any court that has jurisdiction for indemnification for economic losses.

7.

This Agreement takes effect from the date of signature by the two parties herein. The Agreement is made in quadruplicate; each party holds one and the others are submitted to relevant government departments for filing and recording purpose. All originals shall have the same legal effect.

IN WITNESS WHEREOF, the two parties have cause this House Lease Agreement to be executed by their respective authorized representatives as of the date hereinblow written.

Party A: Wang Shubin

Signature:

Party B: Dalian Vitup Healthcare Management Co., Ltd

Signature:

Date: January 12, 2004

Supplement House Lease Agreement

No: Vitup House Lease Agreement 2004-0988

Party A (Lessor): Wang Shubin

ID Card No: 220622196506270630

Address: No. 10-1-3-2 (03), Ming Ze Yuan, Dalian City, China

Party B (Lessee): Dalian Vitup Healthcare Management Co., Ltd

Address: No. 108-1, 108-2, Nanshan Road, Zhongshan District, Dalian

According to the forth clause of Vitup House Lease Agreement 2004-0988, which signed on the 12-3-2004, both Party A and Party B have reached an agreement regarding to adjust rental fees with terms and conditions as follows:

1.

According to the assessment of 108-1, 108-2, Nanshan Road, Zhongshan District, Dalian by the Dalian Guanghua Capital Evaluation Co., Ltd. Both parties agree adjusting the rent to 348 thousand RMB per year.

2.

The date of the adjustment is April 2006.

3.

This Agreement takes effect from the date of signature by the two parties herein. The Agreement is made in quadruplicate; each party holds one and the others are submitted to relevant government departments for filing and recording purpose. All originals shall have the same legal effect.

Party A: Wang Shubin

Signature:

Party B: Dalian Vitup Healthcare Management Co., Ltd

Signature:

Date: March 12, 2006